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                           IMMEDIATE INCOME BUILDER

                                   Issued by

                      TRANSAMERICA LIFE INSURANCE COMPANY

                         Supplement Dated May 1, 2001
                                    To The
                         Prospectus Dated May 1, 2001


Another optional payment guarantee rider has been added to the Immediate Income Builder. The rights and benefits under this rider are summarized below; however, the description of the payment guarantee contained in this prospectus supplement is qualified in its entirety by reference to the rider itself, a copy of which is available upon request from Transamerica Life Insurance Company.

This rider may not be available in all states at the date of this supplement. Please contact Transamerica Life Insurance Company at (800) 544-3152 for additional information regarding the availability of the rider in your state.

                                _______________

Payment Guarantee

You can only elect this payment guarantee at the time you purchase your contract. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee. This payment guarantee does not establish or guarantee the performance of any subaccount.

With this payment guarantee, you receive stabilized payments that are guaranteed to never be less than a percentage (currently 80%) of the initial payment (i.e., the guaranteed payment). Once the rider is added, the guaranteed percentage will not change during the life of the rider.

Rider Fee

There is a charge for this rider. This fee is reflected in the amount of the annuity payments that you receive if you select this payment guarantee rider. It is deducted in the same manner as the separate account charge since it is reflected in the calculation of the annuity unit values.

The rider fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. Once the rider is added, the rider fee will not change during the life of the rider.

Other Terms and Conditions

You can only purchase this payment guarantee when you purchase your contract. You cannot delete this payment guarantee (or eliminate the charge for it) after you have selected this option.

This payment guarantee uses a 5.0% AIR to calculate your annuity payments.

Termination

The initial payment guarantee rider is irrevocable.



                This Prospectus Supplement must be accompanied
                           by the Prospectus for the
          Immediate Income Builder Variable Annuity dated May 1, 2001